UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 2, 2007
WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8116 (Commission File Number)	31-0785108 (IRS Employer Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio	43017-0256
(Address of principal executive offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99

Item 2.02 Results of Operations and Financial Condition.
On February 2, 2007, the Company issued a press release announcing its preliminary, unaudited fourth quarter and full year 2006 results and disclosing other information. A copy of this press release is attached hereto as Exhibit 99.
The Company completed its spin-off of Tim Hortons in the third quarter of 2006 and completed the sale of Baja Fresh Mexican Grill during the fourth quarter of 2006. During the fourth quarter, the Company also approved the prospective sale of Cafe Express. Accordingly, the after-tax operating results of Tim Hortons, Baja Fresh and Cafe Express now appear in the “Discontinued Operations” line on the income statement. The quarterly and annual income statements are furnished to reflect the presentation of discontinued operations for all periods. These financial statements are considered furnished and not filed herewith.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 99 — Press release issued by the Company dated February 2, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.

		By:	/s/ Kerrii B. Anderson

Kerrii B. Anderson
Chief Executive Officer and President

Date	February 2, 2007